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                                                                EXHIBIT 23(i)

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated July 29, 1994 incorporated by reference in this form 10-K, into the Company's previously filed Registration Statement File No. 2-81642.



                                        ARTHUR ANDERSEN LLP




Birmingham, Alabama
September 26, 1994